UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)

May 5, 2010

GARTNER, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-14443	04-3099750

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)
P.O. Box 10212
56 Top Gallant Road
Stamford, CT 06902-7747
(Address of Principal Executive Offices, including Zip Code)
(203) 316-1111
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On May 5, 2010, Gartner, Inc. (the “Company”) announced financial results for the three months ended March 31, 2010. A copy of the Company’s press release is furnished as Exhibit 99.1.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 and in Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS
On May 5, 2010, the Company executed and filed a Certificate of Elimination of Series A Participating Preferred Stock (the “Series A Preferred Stock”) with the Secretary of State of Delaware that eliminates all references to the Series A Preferred Stock from the Company’s Restated Certificate of Incorporation. The Series A Preferred Stock was created pursuant to the Company’s Second Amended and Restated Rights Agreement entered into between the Company and American Stock Transfer & Trust Company, as successor Rights Agent, on September 1, 2006, as amended (the “Rights Agreement”). The Rights Agreement expired in accordance with its terms in February 2010.

ITEM 8.01.	OTHER INFORMATION
Diane Julian, formerly Gartner’s Senior Vice President, Global Sales, has been appointed to the newly-created role of Senior Vice President, Strategy. During her 20 year career with Gartner, Julian has held successive sales positions of increasing scope and responsibility, most recently as the leader of the Global Sales organization.
David Godfrey, formerly Group Vice President, Sales, has been promoted to Senior Vice President and will succeed Julian as the leader of Global Sales. Since joining Gartner in 1999, Godfrey has held a series of roles with increasing responsibility, including leading the EMEA and Americas inside sales organizations, field sales in EMEA and, most recently, field sales in the Americas.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

EXHIBIT NO.	DESCRIPTION
3.1	Certificate of Elimination of Series A Participating Preferred Stock

99.1	Press Release issued May 5, 2010 with respect to financial results for Gartner, Inc. for the three months ended March 31, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gartner, Inc.
Date: May 5, 2010	By:	/s/ Christopher J. Lafond
Christopher J. Lafond
Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
3.1	Certificate of Elimination of Series A Participating Preferred Stock

99.1	Press Release issued May 5, 2010 with respect to financial results for Gartner, Inc. for the three months ended March 31, 2010.